UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 18, 2003



                         GREENE COUNTY BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


           Tennessee                     0-14289                62-1222567
           ---------                     -------                ----------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Number)        Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

         On November 18, 2003, the Board of Directors, as recommended by the Audit Committee, of Greene County Bancshares, Inc. ("the Company") determined that the Company's independent auditor, Crowe Chizek and Company LLC ("Crowe Chizek"), would be replaced by Dixon Odom PLLC ("Dixon Odom") as the independent auditor for the Company for the year ending December 31, 2004. Crowe Chizek will continue as the Company's independent auditor for the year ending December 31, 2003. Crowe Chizek was notified of this decision on November 19, 2003.

         Dixon Odom's appointment is subject to the completion of Dixon Odom's client acceptance and transition procedures.

         Crowe Chizek's reports on the Company's financial statements as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K, there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2001 or 2002 or through the date of this Form 8-K.

         The Company has requested Crowe Chizek to furnish the Company with a letter addressed to the Commission stating whether Crowe Chizek agrees with the above statements. A copy of Crowe Chizek's letter, dated November 24, 2003, is attached as Exhibit 16 to this Form 8-K.

         During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K, neither the Company nor anyone acting on their behalf consulted Dixon Odom regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or
(2) any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 7. Exhibits.

         16. Letter to the Securities and Exchange Commission from Crowe Chizek.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GREENE COUNTY BANCSHARES, INC.


Date:  November 24, 2003    By:  /s/   R. Stan Puckett
                               ----------------------------
                               R. Stan Puckett
                               Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
------                     ------------------------

    16                     Letter to the Securities and Exchange Commission from
                           Crowe Chizek.